UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2020

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ALIGN TECHNOLOGY INC

(Exact name of registrant as specified in its charter)

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Delaware	0-32259	94-3267295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2820 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices) (Zip Code)

(408) 470-1000

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ALGN	The NASDAQ Stock Market LLC (NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2020, Align Technology, Inc. ("Align" or the "Company") announced that the Company has created a combined product innovation and marketing organization to further extend its lead in digital orthodontics and dentistry by enabling greater organizational speed, agility and impact across customer channels and consumers. The new Product, Innovation, and Marketing organization led by Raj Pudipeddi, Align senior vice president and chief marketing, product and business development officer, will combine IT and R&D with Product Management and Global Marketing under one integrated organization responsible for the entire product lifecycle, from customer insights and ideation, to product innovation designing delightful customer and consumer experiences on the Align digital platform, to commercialization and go-to-market strategy.

As a result of the organizational change, certain of the existing responsibilities of Zelko Relic, our Chief Technology Officer and Senior Vice President, Global Research & Development will change as he fully focuses on our future technologies and digital innovation strategies, as well as cyber security and the integration of exocad after the anticipated closing of the acquisition in the second quarter of 2020. Accordingly, Mr. Relic's title will change to Senior Vice President and Chief Technology Officer. He will continue to report directly to Joseph M. Hogan, Align's chief executive officer and his existing compensation with the Company will be unchanged.

Item 7.01. Regulation FD Disclosure.

On March 10, 2020, the Company issued a press release announcing the above-referenced organizational changes. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

99.1        Copy of Press Release issued by the Company on March 10, 2020.
104         Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGN TECHNOLOGY INC

Date: March 10, 2020	By:	/s/ Julie Coletti
Julie Coletti
SVP, Chief Legal and Regulatory Officer